Attached is the Investment A, Investment
B and Trust Shares Exhibit to the Multiple Class Plan of the Huntington Situs Small Cap Fund, a portfolio of The Huntington Funds. The information contained in the attached Exhibit serves as the description of Investment
A Shares, Investment B Shares and Trust Shares as required by this Item.


Amended: August 1, 2002
	EXHIBIT
to
THE HUNTINGTON FUNDS
MULTIPLE CLASS PLAN


Fund		Effective Date

Money Market Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
	Trust Shares	April 18, 1995
	Interfund Shares	August 16, 2001
Ohio Municipal Money Market Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
Trust Shares	April 18, 1995
U.S. Treasury Money Market Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
	Trust Shares	April 18, 1995
Growth Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
	Trust Shares	April 18, 1995
Mortgage Securities Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
	Trust Shares	April 18, 1995
Ohio Tax-Free Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
	Trust Shares	April 18, 1995
Fixed Income Securities Fund
	Investment A Shares	April 18, 1995
	Investment B Shares	April 26, 2000
	Trust Shares	April 18, 1995

Income Equity Fund
	Investment A Shares	October 26, 1996
	Investment B Shares	April 26, 2000
	Trust Shares	October 26, 1996
Short/Intermediate Fixed Income Securities Fund
	Investment A Shares	October 26, 1996
	Investment B Shares	April 26, 2000
	Trust Shares	October 26, 1996
Michigan Tax-Free Fund
	Investment A Shares	March 31, 1998
	Investment B Shares	April 26, 2000
	Trust Shares	March 31, 1998
Intermediate Government Income Fund
	Investment A Shares	April 6, 1998
	Investment B Shares	April 26, 2000
	Trust Shares	April 6, 1998
Florida Tax-Free Money Fund
	Investment A Shares	October 21, 1998
	Investment B Shares	April 26, 2000
	Trust Shares	October 21, 1998
Dividend Capture Fund
	Investment A Shares	March 1, 2001
	Investment B Shares	March 1, 2001
	Trust Shares	March 1, 2001
International Equity Fund
	Investment A Shares	March 1, 2001
	Investment B Shares	March 1, 2001
	Trust Shares	March 1, 2001
Mid Corp America Fund
	Investment A Shares	March 1, 2001
	Investment B Shares	March 1, 2001
	Trust Shares	March 1, 2001
New Economy Fund
	Investment A Shares	March 1, 2001
	Investment B Shares	March 1, 2001
	Trust Shares	March 1, 2001
Rotating Index Fund
	Investment A Shares	May 1, 2001
	Investment B Shares	May 1, 2001
	Trust Shares	May 1, 2001
1. Situs Small Cap Fund
	Investment A Shares	August 1, 2002
	Investment B Shares	August 1, 2002
	Trust Shares	August 1, 2002


Witness the due execution hereof as the 29th day of January, 2003.


HUNTINGTON FUNDS



By:/s/ James E. Ostrowski
Name:  James E. Ostrowski
Title:  Vice President


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